UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2020

Grow Capital, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	000-53548	86-0970023
(State or other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

2485 Village View Drive, Suite 180
Henderson, NV 89074
Phone: (702) 830-7919
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act ( 17 CFR 240. l 4a- l 2)

☐Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously reported in the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2020, and in the Company’s Schedule 14C information statement filed on June 9, 2020, on May 13, 2020, the Company’s board of directors, and effective May 18, 2020, the holders of the Company’s outstanding capital stock having a majority of the voting power as of May 15, 2020, respectively, adopted the following resolutions:

•A one for twenty reverse stock split of the Company’s issued and outstanding shares of Common Stock with all fractional shares resulting therefrom being rounded up to the next whole number, with payment in cash to stockholders who are left with no more than a fractional share on the basis of $0.05 per share of existing Common Stock, and without affecting the number of the Company’s authorized shares (the “Reverse Stock Split”); and

•The filing of an Amendment to the Company’s Articles of Incorporation, as amended, to effect the Reverse Stock Split.

A copy of the Amendment to the Company’s Articles of Incorporation to effect the Reverse Stock Split is filed as Exhibit 3.1 to this report.

Item 8.01     Other Events

 On July 29, 2020, FINRA announced in its Daily List that the reverse stock split described above under Item 5.03 will take effect at the open of the market on July 30, 2020. A "D" will be placed on the Grow Capital, Inc. ticker symbol, GRWC, for 20 business days to alert the public of the split.  Following the expiration of the 20 business days, the trading symbol for the Company’s common stock will revert “GRWC.” The new CUSIP number for the Company’s common stock following the reverse stock split will be 399818 202.

The Company’s transfer agent will manage the exchange of the pre-split shares for new, post-split shares.  The Company’s Transfer Agent is:

Colonial Stock Transfer

66 Exchange Place, Ste 100

Salt Lake City, UT 84111

Phone: (801) 355-5740

Fax (801) 355-6505

The Company issued a press release announcing the effectiveness of the reverse stock split, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.
3.1	Amendment to the Amended and Restated Articles of Incorporation of Grow Capital, Inc., effective June 29, 2020.

99.1	Grow Capital, Inc. Press Release regarding reverse stock split, dated July 29, 2020.

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grow Capital, Inc.

By: /s/ Terry Kennedy

Terry Kennedy
Chief Executive Officer

Dated: July 29, 2020